POWER OF ATTORNEY


         WHEREAS, the undersigned officers and directors of Dialogic Corporation desire to authorize Nicholas Zwick, Howard G. Bubb and Edward B. Jordan to act as their attorneys-in-fact and agents, for the purpose of executing and filing a registration statement on Form S-8, including all amendments thereto,

         NOW, THEREFORE,

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Nicholas Zwick, Howard G. Bubb and Edward
B. Jordan, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign a Registration Statement on Form S-8 registering up to 1,600,000 shares of the Common Stock of Dialogic Corporation issuable upon exercise of stock options which may be granted pursuant to the Dialogic Corporation 1988 Incentive Compensation Plan or any other stock option plan, program or contract to which Dialogic Corporation is subject, including any and all amendments and supplements thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this power of attorney in the following capacities on this 6th day of March, 1996.

           SIGNATURE                                         TITLE

/s/ Howard G. Bubb                                 President, Chief Executive
_____________________________                      Officer and Director
Howard G. Bubb

/s/ Kenneth J. Burkhardt, Jr.
_____________________________                            Director
Kenneth J. Burkhardt, Jr.

/s/ Masao Konomi
_____________________________                            Director
Masao Konomi

/s/ John N. Lemasters
_____________________________                            Director
John N. Lemasters

/s/ Francis G. Rodgers
_____________________________                            Director
Francis G. Rodgers

/s/ James J. Shinn
_____________________________                            Director
James J. Shinn

/s/ Nicholas Zwick
______________________________                           Director
Nicholas Zwick

/s/ Edward B. Jordan
______________________________                 Treasurer,  Vice President and
Edward B. Jordan                               Chief Financial  Officer (Chief
                                               Financial and Accounting Officer)